                                                                   Exhibit a(4)

PROXY -- CLASS A COMMON SHARES (RECORD HOLDERS)

                                             THE J. M. SMUCKER COMPANY

                        THIS PROXY FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS IS SOLICITED
                                        ON BEHALF OF THE BOARD OF DIRECTORS.
         At the Annual Meeting of Shareholders of The J. M. Smucker Company to be held on August 15,
2000, and at any adjournment, Tim Smucker, Richard Smucker, and Steven J. Ellcessor, and each of them, are hereby authorized to represent me and vote my shares on the following:


1.  Approval of the combination of Smucker's Class A                  (change of address and comments)
common shares and Class B common shares into a single
class of voting common shares through the merger of JMS-              ----------------------------------------
Ohio, Inc., a newly formed, wholly owned subsidiary of                ----------------------------------------
The J. M. Smucker Company, into The J. M. Smucker                     ----------------------------------------
Company.

2.  Election of Directors to the class whose term of office           (If you have written in the above
will expire in 2003.  The nominees of the Board of                    space, please mark the corresponding
Directors are:                                                        box on the reverse side of this card.)
                           Fred A. Duncan
                       Charles S. Mechem, Jr.
                             Tim Smucker

3.  Ratification of appointment of auditors.


                         PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE
                                                NO POSTAGE NECESSARY

                                                                                        SEE REVERSE
                                                                                        SIDE
-----------------------------------------------------------------------------------------------------------------
                                                    DETACH CARD

CLASS A COMMON

                                             THE J. M. SMUCKER COMPANY

                   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X] [ ]


1.  Proposal to approve the                  FOR      AGAINST           ABSTAIN         Unless otherwise
combination of Smucker's Class A                                                        specified below, this
common shares and Class B                   [   ]      [   ]            [   ]           proxy will be voted:
common shares into a single class of
voting common shares through the                                                        - for the proposal
merger of JMS-Ohio, Inc., a newly                                                       described in item 1,
formed, wholly owned subsidiary of
The J. M. Smucker Company, into                                                         - for election as
The J. M. Smucker Company.                                                              directors of the
                                                                                        nominees listed on the
                                                                                        reverse, and

                                                                                        - for the proposal
                                                                                        described in item 3.
2. Election of Directors (see reverse)       FOR      WITHHELD     FOR
                                             ALL        ALL        ALL
For, except vote withheld from the                                 EXCEPT:
following nominee(s):
                                             [   ]     [   ]        [   ]
-------------------------------------

3.  Proposal to ratify appointment of        FOR      AGAINST      ABSTAIN
auditors.
                                             [   ]     [   ]        [   ]


                                                            Will attend meeting  [   ]
                                                            Number attending
                                                                             ------------------
                                                            Change of Address/Comments  [  ]
                                                            Dated:                               , 2000
                                                                  ------------------------------

                                                            ---------------------------------------------

                                                            ---------------------------------------------
                                                            Signature(s)

                                                            NOTE: Please sign your name as it appears in print
                                                            and in case of multiple or joint ownership, all
                                                            should sign.



------------------------------------------------------------------------------------------------------------------
                                                FOLD AND DETACH HERE

                  PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY ADMISSION CARD ONLY.


                  If you plan to attend the meeting, please mark the indicated box on your Proxy.
    Also, if you plan to bring a guest, please so state on your card. Due to space limitations, no more than two admission cards per shareholder account will be provided.

PROXY -- CLASS B COMMON SHARES (RECORD HOLDERS)

                                             THE J. M. SMUCKER COMPANY

                        THIS PROXY FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS IS SOLICITED
                                        ON BEHALF OF THE BOARD OF DIRECTORS.

         At the Annual Meeting of Shareholders of The J. M. Smucker Company to be held on August 15, 2000, and at any adjournment, Tim Smucker, Richard Smucker, and Steven J. Ellcessor, and each of them, are hereby authorized to represent me and vote my shares on the following:

1.  Approval of the combination of Smucker's Class A                  (change of address and comments)
common shares and Class B common shares into a single
class of voting common shares through the merger of JMS-              ---------------------------------------
Ohio, Inc., a newly formed, wholly owned subsidiary of                ---------------------------------------
The J. M. Smucker Company, into The J. M. Smucker                     ---------------------------------------
Company.                                                              ---------------------------------------


                          PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE
                                                NO POSTAGE NECESSARY

                                                                                        SEE REVERSE
                                                                                        SIDE
----------------------------------------------------------------------------------------------------------------------
                                                    DETACH CARD

CLASS B COMMON

                                             THE J. M. SMUCKER COMPANY

                    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X] [ ]


1.  Proposal to approve the                  FOR      AGAINST     ABSTAIN         Unless otherwise
combination of Smucker's Class A                                                  specified below, this
common shares and Class B                   [   ]      [   ]       [   ]          proxy will be voted
common shares into a single class of                                              for the proposal
voting common shares through the                                                  described in item 1.
merger of JMS-Ohio, Inc., a newly
formed, wholly owned subsidiary of
The J. M. Smucker Company, into
The J. M. Smucker Company.



                                                                Will attend meeting  [   ]
                                                                Number attending
                                                                                 ------------
                                                                Change of Address/Comments  [  ]
                                                                Dated:                            , 2000
                                                                      ---------------------------

                                                                -----------------------------------------

                                                                -----------------------------------------
                                                                Signature(s)

                                                                NOTE: Please sign your name as it appears in print
                                                                and in case of multiple or joint ownership, all
                                                                should sign.



------------------------------------------------------------------------------------------------------------------
                                                FOLD AND DETACH HERE

                  PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY ADMISSION CARD ONLY.
          If you plan to attend the meeting, please mark the indicated box on your Proxy.
      Also, if you plan to bring a guest, please so state on your card. Due to space limitations, no more than two admission cards per shareholder account will be provided.

VOTING INSTRUCTIONS - CLASS A COMMON (SAVINGS PLAN)

                       PRINTER -- PLEASE PRINT SOLID YELLOW STRIP ACROSS THE TOP OF THIS CARD

TO:      KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER THE J. M. SMUCKER
         EMPLOYEE SAVINGS PLAN (THE "PLAN")

         I, the undersigned, as a Participant in or a Beneficiary of the Plan, hereby instruct the Trustee to vote
(in person or by proxy), in accordance with my confidential instructions on the reverse and the provisions of the
Plan, all Class A Common Shares of The J. M. Smucker Company (the "Company") allocated to my account under the Plan
("Allocated Shares") as well as a portion of all non-directed shares as determined in accordance with the terms of the Plan ("Non-directed Shares"), as of the record date for the Annual Meeting of Shareholders of the Company to be
held on August 15, 2000. By completing, signing, and returning this voting instruction card I instruct the Trustee to vote all Allocated Shares as well as all Non-directed Shares of Common Stock the same way. If I wish to vote the
Non- directed Shares differently from the Allocated Shares or do not wish to vote the Non-directed Shares at all I will request a separate voting instruction card from Key Trust Company of Ohio, N.A. at P.O. Box 94717, Cleveland,
Ohio 44101, (216) 689-3639.


1.  Approval of the combination of Smucker's Class A                  (change of address and comments)
common shares and Class B common shares into a single
class of voting common shares through the merger of JMS-              -----------------------------------------
Ohio, Inc., a newly formed, wholly owned subsidiary of                -----------------------------------------
The J. M. Smucker Company, into The J. M. Smucker                     -----------------------------------------
Company.                                                              -----------------------------------------

2.  Election of Directors to the class whose term of office           (If you have written in the above
will expire in 2003.  The nominees of the Board of                    space, please mark the corresponding
Directors are:                                                        box on the reverse side of this card.)
                           Fred A. Duncan
                       Charles S. Mechem, Jr.
                             Tim Smucker

3.  Ratification of appointment of auditors.


                          PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE
                                                NO POSTAGE NECESSARY

                                                                                        SEE REVERSE
                                                                                        SIDE
------------------------------------------------------------------------------------------------------------------
                                                    DETACH CARD

CLASS A COMMON

                                             THE J. M. SMUCKER COMPANY

                    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X] [ ]


1.  Proposal to approve the                  FOR      AGAINST           ABSTAIN         Unless otherwise
combination of Smucker's Class A                                                        specified below, this
common shares and Class B                   [   ]      [   ]              [   ]         proxy will be voted:
common shares into a single class of
voting common shares through the                                                        - for the proposal
merger of JMS-Ohio, Inc., a newly                                                       described in item 1,
formed, wholly owned subsidiary of
The J. M. Smucker Company, into                                                         - for election as
The J. M. Smucker Company.                                                              directors of the
                                                                                        nominees listed on the
                                                                                        reverse, and

                                                                                        - for the proposal
                                                                                        described in item 3.
2. Election of Directors (see reverse)       FOR      WITHHELD        FOR
                                             ALL        ALL           ALL
For, except vote withheld from the                                    EXCEPT:
following nominee(s):
                                            [   ]      [   ]         [   ]
------------------------------------

3.  Proposal to ratify appointment of        FOR      AGAINST     ABSTAIN
auditors.
                                            [   ]      [   ]         [   ]


                                                            Change of Address/Comments  [  ]
                                                            Dated:                            , 2000
                                                                  ---------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------
                                                            Signature(s)

                                                            NOTE: Please sign your name as it appears in print
                                                            and in case of multiple or joint ownership, all
                                                            should sign.

------------------------------------------------------------------------------------------------------------------
                                                FOLD AND DETACH HERE

VOTING INSTRUCTIONS - CLASS B COMMON (SAVINGS PLAN)

                       PRINTER -- PLEASE PRINT SOLID YELLOW STRIP ACROSS THE TOP OF THIS CARD

TO:      KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER THE J. M. SMUCKER
         EMPLOYEE SAVINGS PLAN (THE "PLAN")

         I, the undersigned, as a Participant in or a Beneficiary of the Plan, hereby instruct the Trustee to vote
(in person or by proxy), in accordance with my confidential instructions on the reverse and the provisions of the
Plan, all Class B Common Shares of The J. M. Smucker Company (the "Company") allocated to my account under the Plan
("Allocated Shares") as well as a portion of all non-directed shares as determined in accordance with the terms of the Plan ("Non-directed Shares"), as of the record date for the Annual Meeting of Shareholders of the Company to be
held on August 15, 2000. By completing, signing, and returning this voting instruction card I instruct the Trustee to vote all Allocated Shares as well as all Non-directed Shares of Common Stock the same way. If I wish to vote the
Non- directed Shares differently from the Allocated Shares or do not wish to vote the Non-directed Shares at all I will request a separate voting instruction card from Key Trust Company of Ohio, N.A. at P.O. Box 94717, Cleveland,
Ohio 44101, (216) 689-3639.


1.  Approval of the combination of Smucker's Class A                  (change of address and comments)
common shares and Class B common shares into a single
class of voting common shares through the merger of JMS-              -----------------------------------------
Ohio, Inc., a newly formed, wholly owned subsidiary of                -----------------------------------------
The J. M. Smucker Company, into The J. M. Smucker                     -----------------------------------------
Company.                                                              -----------------------------------------

                                                                      (If you have written in the above space,
                                                                      please mark the corresponding box on the
                                                                      reverse side of this card.)



                          PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE
                                                NO POSTAGE NECESSARY

                                                                                        SEE REVERSE
                                                                                        SIDE
----------------------------------------------------------------------------------------------------------------------
                                                    DETACH CARD

CLASS B COMMON

                                             THE J. M. SMUCKER COMPANY

                   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X] [ ]

1.  Proposal to approve the                  FOR      AGAINST     ABSTAIN       Unless otherwise
combination of Smucker's Class A                                                specified below, this
common shares and Class B                   [   ]      [   ]       [   ]        proxy will be voted
common shares into a single class of                                            for the proposal
voting common shares through the                                                described in item 1.
merger of JMS-Ohio, Inc., a newly
formed, wholly owned subsidiary of
The J. M. Smucker Company, into
The J. M. Smucker Company.


                                                       Change of Address/Comments  [  ]
                                                       Dated:                           , 2000
                                                             ---------------------------

                                                       -------------------------------------------------

                                                       -------------------------------------------------
                                                       Signature(s)

                                                       NOTE: Please sign your name as it appears in print
                                                       and in case of multiple or joint ownership, all
                                                       should sign.

------------------------------------------------------------------------------------------------------------------
                                               FOLD AND DETACH HERE

VOTING INSTRUCTIONS - CLASS A COMMON (ESOP)

                        PRINTER --PLEASE PRINT SOLID GREEN STRIP ACROSS THE TOP OF THIS CARD

TO:      KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER THE J. M. SMUCKER
         EMPLOYEE STOCK OWNERSHIP PLAN (THE "PLAN")

         I, the undersigned, as a Participant in or a Beneficiary of the Plan, hereby instruct the Trustee to vote
(in person or by proxy), in accordance with my confidential instructions on the reverse and the provisions of the
Plan, all Class A Common Shares of The J. M. Smucker Company (the "Company") allocated to my account under the Plan
("Allocated Shares"), a portion of those unallocated shares held in the ESOP Suspense Account ("Unallocated
Shares"), as well as a portion of all non-directed shares ("Non-directed Shares") as determined in accordance with the terms of the Plan, as of the record date for the Annual Meeting of Shareholders of the Company to be held on
August 15, 2000. By completing, signing, and returning this voting instruction card I instruct the Trustee to vote all Allocated Shares as well as all Non-directed and Unallocated Shares of common stock the same way. If I wish to vote the Non-directed and Unallocated Shares differently from the Allocated Shares or do not wish to vote the
Non-directed and Unallocated Shares at all I will request a separate voting instruction card from Key Trust Company of Ohio, N.A. at P.O. Box 94717, Cleveland, Ohio 44101, (216) 689-3639.



1.  Approval of the combination of Smucker's Class A                  (change of address and comments)
common shares and Class B common shares into a single
class of voting common shares through the merger of JMS-              ----------------------------------------
Ohio, Inc., a newly formed, wholly owned subsidiary of                ----------------------------------------
The J. M. Smucker Company, into The J. M. Smucker                     ----------------------------------------
Company.                                                              ----------------------------------------

2.  Election of Directors to the class whose term of office           (If you have written in the above
will expire in 2003.  The nominees of the Board of                    space, please mark the corresponding
Directors are:                                                        box on the reverse side of this card.)

                           Fred A. Duncan
                       Charles S. Mechem, Jr.
                             Tim Smucker

3.  Ratification of appointment of auditors.

Only one box should be checked for voting your Allocated Shares, Unallocated Shares and Non- directed Shares. The
Trustee will vote any shares allocated to your account for which timely instructions are not received for you by
12:00 noon August __, 2000, in accordance with the Plan.

                          PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE
                                                NO POSTAGE NECESSARY

                                                                                        SEE REVERSE
                                                                                        SIDE
----------------------------------------------------------------------------------------------------------------------
                                                    DETACH CARD

CLASS A COMMON

                                             THE J. M. SMUCKER COMPANY

                    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X] [ ]


1.  Proposal to approve the                  FOR      AGAINST           ABSTAIN         Unless otherwise
combination of Smucker's Class A                                                        specified below, this
common shares and Class B                   [   ]      [   ]              [   ]         proxy will be voted:
common shares into a single class of
voting common shares through the                                                        - for the proposal
merger of JMS-Ohio, Inc., a newly                                                       described in item 1,
formed, wholly owned subsidiary of
The J. M. Smucker Company, into                                                         -  for election as
The J. M. Smucker Company.                                                              directors of the
                                                                                        nominees listed on the
                                                                                        reverse, and

                                                                                        -  for the proposal
                                                                                        described in item 3.
2. Election of Directors (see reverse)       FOR      WITHHELD            FOR
                                             ALL        ALL               ALL
For, except vote withheld from the                                        EXCEPT:
following nominee(s):
                                            [   ]      [   ]              [   ]

3.  Proposal to ratify appointment of        FOR      AGAINST           ABSTAIN
auditors.
                                             [   ]     [   ]              [   ]



                                                                Change of Address/Comments  [  ]
                                                                Dated:                               , 2000
                                                                      ---------------------------

                                                                ------------------------------------------------

                                                                ------------------------------------------------

                                                                ------------------------------------------------
                                                                Signature(s)

                                                                NOTE: Please sign your name as it appears in print
                                                                and in case of multiple or joint ownership, all
                                                                should sign.


------------------------------------------------------------------------------------------------------------------
                                                FOLD AND DETACH HERE


VOTING INSTRUCTIONS - CLASS B COMMON (ESOP)


                        PRINTER --PLEASE PRINT SOLID GREEN STRIP ACROSS THE TOP OF THIS CARD

TO:      KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER THE J. M. SMUCKER
         EMPLOYEE STOCK OWNERSHIP PLAN (THE "PLAN")

         I, the undersigned, as a Participant in or a Beneficiary of the Plan, hereby instruct the Trustee to vote
(in person or by proxy), in accordance with my confidential instructions on the reverse and the provisions of the
Plan, all Class B Common Shares of The J. M. Smucker Company (the "Company") allocated to my account under the Plan
("Allocated Shares"), a portion of those unallocated shares held in the ESOP Suspense Account ("Unallocated
Shares"), as well as a portion of all non-directed shares ("Non-directed Shares") as determined in accordance with the terms of the Plan, as of the record date for the Annual Meeting of Shareholders of the Company to be held on
August 15, 2000. By completing, signing, and returning this voting instruction card I instruct the Trustee to vote all Allocated Shares as well as all Non-directed and Unallocated Shares of common stock the same way. If I wish to vote the Non-directed and Unallocated Shares differently from the Allocated Shares or do not wish to vote the
Non-directed and Unallocated Shares at all I will request a separate voting instruction card from Key Trust Company of Ohio, N.A. at P.O. Box 94717, Cleveland, Ohio 44101, (216) 689-3639.

1.  Approval of the combination of Smucker's Class A                  (change of address and comments)
common shares and Class B common shares into a single
class of voting common shares through the merger of JMS-              ------------------------------------
Ohio, Inc., a newly formed, wholly owned subsidiary of                ------------------------------------
The J. M. Smucker Company, into The J. M. Smucker                     ------------------------------------
Company.                                                              ------------------------------------

                                                                      (If you have written in the above space,
                                                                      please mark the corresponding box on the
                                                                      reverse side of this card.)

Only one box should be checked for voting your Allocated Shares, Unallocated Shares and Non- directed Shares. The
Trustee will vote any shares allocated to your account for which timely instructions are not received for you by
12:00 noon August __, 2000, in accordance with the Plan.

                          PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE
                                                NO POSTAGE NECESSARY

                                                                                        SEE REVERSE
                                                                                        SIDE
------------------------------------------------------------------------------------------------------------------
                                                    DETACH CARD

CLASS B COMMON

                                             THE J. M. SMUCKER COMPANY

                    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X] [ ]


1.  Proposal to approve the                  FOR      AGAINST           ABSTAIN         Unless otherwise
combination of Smucker's Class A                                                        specified below, this
common shares and Class B                   [   ]      [   ]              [   ]         proxy will be voted
common shares into a single class of                                                    for the proposal
voting common shares through the                                                        described in item 1.
merger of JMS-Ohio, Inc., a newly
formed, wholly owned subsidiary of
The J. M. Smucker Company, into
The J. M. Smucker Company.


                                                                Change of Address/Comments  [  ]
                                                                Dated:                            , 2000
                                                                      ---------------------------

                                                                ----------------------------------------------

                                                                ----------------------------------------------

                                                                Signature(s)

                                                                NOTE: Please sign your name as it appears in print
                                                                and in case of multiple or joint ownership, all
                                                                should sign.
-----------------------------------------------------------------------------------------------------------------------------
                                                FOLD AND DETACH HERE

PROXY -- CLASS A COMMON SHARES (BROKER)

                        PRINTER -- PLEASE PRINT SOLID BLUE STRIP ACROSS THE TOP OF THIS CARD

                                             THE J. M. SMUCKER COMPANY

                              THIS PROXY FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS
                                 IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         At the Annual Meeting of Shareholders of the J. M. Smucker Company to be held on August 15, 2000, and at any adjournment, Tim Smucker, Richard Smucker, and Steven J. Ellcessor, and each of them, are hereby authorized to represent me and vote my shares on the following:


1.  Approval of the combination of Smucker's Class A                  (change of address and comments)
common shares and Class B common shares into a single
class of voting common shares through the merger of JMS-              --------------------------------------
Ohio, Inc., a newly formed, wholly owned subsidiary of                --------------------------------------
The J. M. Smucker Company, into The J. M. Smucker                     --------------------------------------
Company.                                                              --------------------------------------

2.  Election of Directors to the class whose term of office           (If you have written in the above
will expire in 2003.  The nominees of the Board of                    space, please mark the corresponding
Directors are:                                                        box on the reverse side of this card.)
                           Fred A. Duncan
                       Charles S. Mechem, Jr.
                             Tim Smucker
3.  Ratification of appointment of auditors.


                          PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE
                                                NO POSTAGE NECESSARY

                                                                                        SEE REVERSE
                                                                                        SIDE
------------------------------------------------------------------------------------------------------------------
                                                    DETACH CARD

CLASS A COMMON

                                             THE J. M. SMUCKER COMPANY

                   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X] [ ]

1.  Proposal to approve the                  FOR      AGAINST       ABSTAIN         Unless otherwise
combination of Smucker's Class A                                                    specified below, this
common shares and Class B                   [   ]      [   ]          [   ]         proxy will be voted:
common shares into a single class of
voting common shares through the                                                    - for election as
merger of JMS-Ohio, Inc., a newly                                                   directors of the
formed, wholly owned subsidiary of                                                  nominees listed on the
The J. M. Smucker Company, into                                                     reverse, and
The J. M. Smucker Company.

                                                                                    - for the proposal
                                                                                    described in item 3.
2. Election of Directors (see reverse)       FOR      WITHHELD        FOR
                                             ALL        ALL           ALL
For, except vote withheld from the
following nominee(s):                        EXCEPT:

                                             [   ]     [   ]          [   ]
----------------------------------------

3.  Proposal to ratify appointment of        FOR      AGAINST       ABSTAIN
auditors.
                                             [   ]     [   ]          [   ]


By signing below, the undersigned:
- instructs that this proxy be voted as marked; and
- certifies that of the total number of Class A common shares represented by this proxy, ________ have been owned since before July 3, 1996, and _______ were acquired on or after July 3, 1996.

If no certification is made, it will be deemed that all Class A common shares covered by this proxy were acquired on or after July 3, 1996.

                                                          Will attend meeting  [   ]
                                                          Number attending
                                                                           ------------
                                                          Change of Address/Comments  [  ]
                                                          Dated:                            , 2000
                                                                ---------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------
                                                          Signature(s)

                                                          NOTE: Please sign your name as it appears in print
                                                          and in case of multiple or joint ownership, all should
                                                          sign.

------------------------------------------------------------------------------------------------------------------
                                               FOLD AND DETACH HERE


                         PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY ADMISSION CARD ONLY.


     If you plan to attend the meeting, please write to the Corporate Secretary at Strawberry Lane, Orrville, Ohio 44667-0280
   to request an admission card. If your shares are not held in your name, please furnish proof of shareholder status, such as a bank or brokerage firm account statement. Also, if you plan to bring a guest, please so state in your request for an admission card. Due to space limitations, no more than two admission cards per shareholder account will be provided.


PROXY -- CLASS B COMMON SHARES (BROKER)

                        PRINTER -- PLEASE PRINT SOLID BLUE STRIP ACROSS THE TOP OF THIS CARD

                                             THE J. M. SMUCKER COMPANY

                        THIS PROXY FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS IS SOLICITED
                                       ON BEHALF OF THE BOARD OF DIRECTORS.

         At the Annual Meeting of Shareholders of the J. M. Smucker Company to be held on August 15, 2000, and at any adjournment, Tim Smucker, Richard Smucker, and Steven J. Ellcessor, and each of them, are hereby authorized to represent me and vote my shares on the following:


1.  Approval of the combination of Smucker's Class A                  (change of address and comments)
common shares and Class B common shares into a single
class of voting common shares through the merger of JMS-              ---------------------------------------------
Ohio, Inc., a newly formed, wholly owned subsidiary of                ---------------------------------------------
The J. M. Smucker Company, into The J. M. Smucker                     ---------------------------------------------
Company.                                                              ---------------------------------------------



                          PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE
                                                NO POSTAGE NECESSARY

                                                                                        SEE REVERSE
                                                                                        SIDE
----------------------------------------------------------------------------------------------------------------------
                                                    DETACH CARD

CLASS B COMMON

                                             THE J. M. SMUCKER COMPANY

                    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X] [ ]

1.  Proposal to approve the                  FOR      AGAINST           ABSTAIN
combination of Smucker's Class A
common shares and Class B                   [   ]      [   ]             [   ]
common shares into a single class of
voting common shares through the
merger of JMS-Ohio, Inc., a newly
formed, wholly owned subsidiary of
The J. M. Smucker Company, into
The J. M. Smucker Company.
                  By signing below, the undersigned instructs that this proxy be voted as marked.


                                                      Will attend meeting  [   ]
                                                      Number attending
                                                                       ---------------
                                                      Change of Address/Comments  [  ]
                                                      Dated:                            , 2000
                                                            ---------------------------

                                                      -----------------------------------------------------

                                                      -----------------------------------------------------
                                                      Signature(s)


                                                      NOTE: Please sign your name as it appears in print
                                                      and in case of multiple or joint ownership, all should
                                                      sign.
------------------------------------------------------------------------------------------------------------------
                                               FOLD AND DETACH HERE


                         PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY ADMISSION CARD ONLY.


     If you plan to attend the meeting, please write to the Corporate Secretary at Strawberry Lane, Orrville, Ohio 44667-0280
   to request an admission card. If your shares are not held in your name, please furnish proof of shareholder status, such as a bank or brokerage firm account statement. Also, if you plan to bring a guest, please so state in your request for an admission card. Due to space limitations, no more than two admission cards per shareholder account will be provided.


PROXY -- CLASS A COMMON SHARES (BANKS, BROKERS, AND NOMINEES)


                               UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED
                          FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW AND
                                   FOR THE PROPOSALS DESCRIBED IN ITEMS 3 AND 4.

                                             THE J. M. SMUCKER COMPANY

                        THIS PROXY FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS IS SOLICITED
                                       ON BEHALF OF THE BOARD OF DIRECTORS.

         At the Annual Meeting of Shareholders of The J. M. Smucker Company to be held on August 15, 2000, and at any adjournment, Tim Smucker, Richard Smucker, and Steven J. Ellcessor, and each of them, are hereby authorized to represent me and vote my shares on the following:

         1.       Proposal to approve the combination of Smucker's Class A common shares and Class B common shares into a single class of voting common shares through the merger of JMS-
                  Ohio, Inc., a newly formed, wholly owned subsidiary of The J. M. Smucker Company, into The J. M. Smucker Company.

                  [  ] FOR                  [  ] AGAINST               [  ] ABSTAIN

         2.       Election of Directors to the class whose term of office will expire in 2003.  The nominees of the Board of Directors are:

                  Fred A. Duncan, Charles S. Mechem, Jr., and Tim Smucker

                  (INSTRUCTION:       In the table on the reverse side indicate the number of shares withheld as to each nominee in the column marked "Against")

         3.       Proposal to ratify appointment of auditors.

                  [  ] FOR                  [  ] AGAINST               [  ] ABSTAIN

         4.       Any other matter that may properly come before this meeting.

         The Board of Directors recommends a vote FOR the proposals described in Items 1 and 3.

(Continued from the reverse side)

                                     CLASS A SHARES OWNED BY THE BENEFICIAL OWNERS SINCE BEFORE JULY 3, 1996
                                 -------------------------------------------------------------------------------
                                             FOR                         AGAINST                         ABSTAIN
                                             ---                         -------                         -------

                                                          Post number of shares, NOT number of votes
1. Proposal to approve
the merger of JMS-Ohio,
Inc. into The J. M.
Smucker Company                                     shares                        shares                        shares
                                 ------------------            ------------------            ------------------

2. Directors:
Fred A. Duncan                                      shares                        shares                        shares
                                 ------------------            ------------------            ------------------
Charles S. Mechem, Jr.                              shares                        shares                        shares
                                 ------------------            ------------------            ------------------
Tim Smucker                                         shares                        shares                        shares
                                 ------------------            ------------------            ------------------

3. Proposal to ratify
appointment of auditors                             shares                        shares                        shares
                                 ------------------            ------------------            ------------------



                                      CLASS A SHARES ACQUIRED BY THE BENEFICIAL OWNERS ON OR AFTER JULY 3, 1996
                                   --------------------------------------------------------------------------------
                                               FOR                         AGAINST                          ABSTAIN
                                               ---                         -------                          -------
                                                             Post number of shares, NOT number of votes
1. Proposal to approve the
merger of JMS-Ohio, Inc.
into The J. M. Smucker
Company                                               shares                        shares                        shares
                                   ------------------            ------------------            ------------------

2. Directors:
Fred A. Duncan                                        shares                        shares                        shares
                                   ------------------            ------------------            ------------------
Charles S. Mechem, Jr.                                shares                        shares                        shares
                                   ------------------            ------------------            ------------------
Tim Smucker                                           shares                        shares                        shares
                                   ------------------            ------------------            ------------------

3. Proposal to ratify
appointment of auditors                               shares                        shares                        shares
                                   ------------------            ------------------            ------------------


                                                              POST ONLY RECORD POSITION; DO NOT TABULATE VOTES.


                                                              Signed this _____ date of __________ 2000

                                                              -------------------------------------------

                                                              -------------------------------------------
                                                              Signature(s)

                                                              NOTE: Please sign your name as it appears in print
                                                              and in case of multiple or joint ownership, all should
                                                              sign.

                                   PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE
                                                         NO POSTAGE NECESSARY


PROXY -- CLASS B COMMON SHARES (BANKS, BROKERS, AND NOMINEES)



                                             THE J. M. SMUCKER COMPANY

                        THIS PROXY FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS IS SOLICITED
                                       ON BEHALF OF THE BOARD OF DIRECTORS.

         At the Annual Meeting of Shareholders of The J. M. Smucker Company to be held on August 15,
2000, and at any adjournment, Tim Smucker, Richard Smucker, and Steven J. Ellcessor, and each of them, are hereby authorized to represent me and vote my shares on the following:

         1.       Proposal to approve the combination of Smucker's Class A common shares and Class B common shares into a single class of voting common shares through the merger of JMS-
                  Ohio, Inc., a newly formed, wholly owned subsidiary of The J. M. Smucker Company, into The J. M. Smucker Company.

                  [  ] FOR                  [  ] AGAINST               [  ] ABSTAIN

         The Board of Directors recommends a vote FOR the proposal described in Item 1.

(Continued from the reverse side)

                                   CLASS B SHARES OWNED BY THE BENEFICIAL OWNERS SINCE BEFORE JULY 3, 2000
                                   -----------------------------------------------------------------------

                                         FOR                  AGAINST               ABSTAIN
                                         ---                  -------               -------
                                                           Post number of shares


1. Proposal to approve
the merger of JMS-Ohio, Inc.
into The J.M. Smucker Company                shares                 shares                 shares
                                     -------                -------                -------


                                                            Signed this _____ date of __________ 2000

                                                            ----------------------------------------------

                                                            ----------------------------------------------
                                                            Signature(s)

                                                            NOTE: Please sign your name as it appears in print
                                                            and in case of multiple or joint ownership, all should
                                                            sign.

                          PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE
                                                NO POSTAGE NECESSARY

                                [SMUCKER'S LOGO]

Dear Shareholder:

         The enclosed proxy card for Class A Common Shares of The J. M. Smucker Company ("Smucker") is a little different from most proxy cards. It not only permits you to give instructions as to how to vote your Class A Common Shares, but also provides for certification as to how long you have been the beneficial owner of your shares. That certification will determine how many votes you will be entitled to cast at the Annual Meeting to be held on August 15, 2000.

         The number of votes to which you will be entitled depends on whether or not there has been any change since July 3, 1996 (the date which is four years prior to the record date for the Annual Meeting), in the "beneficial ownership" of your Class A Common Shares, as that phrase is defined in Smucker's Amended Articles of Incorporation. Generally speaking, this means that if you own Class A Common Shares that were purchased prior to July 3, 1996, you will be entitled to ten votes for each of those shares. You will have only one vote per share, though, for Class A Common Shares purchased on or after July 3, 1996.

         Even though you have shares acquired on or after July 3, 1996, you may be entitled to ten votes per share under certain circumstances. Those circumstances and other aspects of the voting rights of the holders of Class A Common Shares are governed by the Amended Articles of Incorporation, pertinent portions of which are set forth on the reverse side of this letter. If you have questions, please contact either our Corporate Secretary's office or our Transfer Agent, Harris Trust and Savings Bank. Their addresses and telephone numbers are listed in our Annual Report.

         IT IS IMPORTANT THAT YOU COMPLETE THE CERTIFICATION AND INSTRUCTION ON THE ACCOMPANYING PROXY CARD. IF YOU DO NOT FILL IN THE BLANKS, IT WILL BE ASSUMED THAT ALL THE CLASS A COMMON SHARES REPRESENTED BY YOUR PROXY WERE ACQUIRED ON OR AFTER JULY 3, 1996, AND YOU WILL BE ENTITLED TO ONLY ONE VOTE PER SHARE FOR ALL THOSE SHARES.

/s/ Tim Smucker                                             /s/ Richard Smucker

TIM SMUCKER                                                 RICHARD SMUCKER
Chairman                                                    President

                         EXPRESS TERMS OF CLASS A SHARES

         (a) Each outstanding Class A Share shall entitle the holder thereof to ten votes on each matter properly submitted to the shareholders for their vote, consent, waiver, release or other action, other than any matter submitted to the shareholders for purposes solely of Article Fifth hereof; except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any Class A Share with respect to which there has been a change in beneficial ownership during the four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any such action; and except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any Class A Share if the aggregate voting power such holder otherwise would be entitled to exercise as of the date of such a determination (disregarding the voting power of any Class A Shares held by such holder on August 20, 1985 or acquired by such holder in a transaction not involving any change in beneficial ownership by reason of paragraph (c) of this Division II) would constitute one-fifth or more of the voting power of the Company and the holders of the Class A Shares have not authorized the ownership of Class A Shares by such person as and to the extent contemplated by Article Seventh hereof.

         (b) A change in beneficial ownership of an outstanding Class A Share shall be deemed to have occurred whenever a change occurs in any person or group of persons who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (1) voting power, which includes the power to vote, or to direct the voting of such Class A Share, (2) investment power, which includes the power to direct the sale or other disposition of such Class A Share, (3) the right to receive or retain the proceeds of any sale or other disposition of such Class A Share or (4) the right to receive any distributions, including cash dividends, in respect of such Class A Share.

             (A) In the absence of proof to the contrary provided in accordance with the procedures referred to in paragraph (d) of this Division II, a change in beneficial ownership shall be deemed to have occurred whenever a Class A Share is transferred of record into the name of any other person.

             (B) In the case of a Class A Share held of record in the name of a trust company, broker, nominee or clearing agency, if it has not been established pursuant to such procedures that there has been no change in the person or persons who direct the exercise of the rights referred to in clauses (b)(l) through (b)(4) of this Division II with respect to such Class A Share during the period of four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any action (or since August 20, 1985 for any period ending on or before August 19,
             1989), then a change in beneficial ownership shall be deemed to have occurred during such period.

             (C) In the case of a Class A Share held of record in the name of any person as a trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act as in effect in any state, a change in beneficial ownership shall be deemed to have occurred whenever there is a change in the beneficiary of such trust, the principal of such agent, the ward of such guardian or the minor for whom such custodian is acting or in such trustee, agent, guardian or custodian.

             (D) In the case of Class A Shares beneficially owned by a person or group of persons who, after acquiring directly or indirectly the beneficial ownership of five percent of the outstanding Class A Shares, failed to notify the Company of such ownership, a change in beneficial ownership of such Class A Shares shall be deemed to occur on each day while such failure continues.

         (c) Notwithstanding anything in this Division II to the contrary, no change in beneficial ownership shall be deemed to have occurred solely as a result of:

             (1) any event that occurred prior to August 20, 1985 or pursuant to the terms of any contract (other than a contract for the purchase and sale of Class A Shares contemplating prompt settlement), including contracts providing for options, rights of first refusal and similar arrangements in existence on such date to which any holder of Class A Shares is a party;

             (2) any transfer of any interest in a Class A Share pursuant to a bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift that is made in good faith and not for the purpose of circumventing this Article Fourth;

             (3) any change in the beneficiary of any trust, or any distribution of a Class A Share from trust, by reason of the birth, death, marriage or divorce of any natural person, the adoption of any natural person prior to age 18 or the passage of a given period of time or the attainment by any natural person of a specific age, or the creation or termination of any guardianship or custodial arrangement;

             (4) any appointment of a successor trustee, agent, guardian or custodian with respect to a Class A Share if neither such successor has nor its predecessor had the power to vote or to dispose of such Class A Share without further instructions from others;

             (5) any change in the person to whom dividends or other distributions in respect of a Class A Share are to be paid pursuant to the issuance or modification of a revocable dividend payment order; or

             (6) any issuance of a Class A Share by the Company or any transfer by the Company of a Class A Share held in treasury unless otherwise determined by the Board of Directors at the time of authorizing such issuance or transfer.

         (d) For purposes of this Division II, all determinations concerning changes in beneficial ownership, or the absence of any such change, shall be made by the Company or, at any time when a transfer agent is acting with respect to the Class A Shares, by such transfer agent on the Company's behalf. Written procedures designed to facilitate such determinations shall be established by the Company and refined from time to time. Such procedures shall provide, among other things, the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. The Company and any transfer agent shall be entitled to rely on all information concerning beneficial ownership of the Class A Shares coming to their attention from any source and in any manner reasonably deemed by them to be reliable, but neither the Company nor any transfer agent shall be charged with any other knowledge concerning the beneficial ownership of the Class A Shares.

         (e) In the event of any stock split or stock dividend with respect to the Class A Shares, each Class A Share acquired by reason of such split or dividend shall be deemed to have been beneficially owned by the same person continuously from the same date as that on which beneficial ownership of the Class A Share, with respect to which such Class A Share was distributed, was acquired.

         (f) Each Class A Share, whether at any particular time the holder thereof is entitled to exercise ten votes or one, shall be identical to all other Class A Shares in all respects, and together the Class A Shares shall constitute a single class of shares of the Company.

                                [SMUCKER'S LOGO]

                     VOTING PROCEDURES -- BENEFICIAL OWNERS
         CLASS A AND CLASS B COMMON SHARES OF THE J. M. SMUCKER COMPANY

To All Banks, Brokers, and Nominees:

         In accordance with the Amended Articles of Incorporation of The J. M. Smucker Company ("Smucker"), shareholders who were holders of Class A Common Shares of record on July 3, 2000, and who acquired Smucker Class A Common Shares prior to July 3, 1996, will be able to cast ten votes per share on those shares at the Annual Meeting to be held on August 15, 2000. Those holders of record who acquired their Class A Common Shares on or after July 3, 1996, are, with certain exceptions, entitled to cast one vote per share on the Class A Common Shares so acquired.

         To enable Smucker to tabulate the voting by beneficial owners of Class A Common Shares held in your name, a special proxy card has been devised in accordance with suggestions made by representatives of brokerage houses and banks. On this card, the beneficial owner will certify the numbers of ten-vote shares and one-vote shares, respectively, he or she is entitled to vote, and will by the same signature give instructions as to the voting of those shares. ALL UNCERTIFIED SHARES, WHETHER INSTRUCTED OR NOT, ARE TO BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON SHARES. The beneficial owner proxy card certification is as follows:

                  By signing below, the undersigned:

                  -     instructs that this proxy be voted as marked; and

                  - certifies that of the total number of Class A Shares represented by this proxy, _______ have been owned since before July 3, 1996, and _______ were acquired on or after July 3, 1996.

                  If no certification is made, it will be deemed that all Class A Common Shares represented by this proxy were acquired on or after July 3, 1996.

         Please note, you do NOT have to TABULATE, only RECORD the numbers shown on the certification. Please note also that you do NOT certify if you are a broker; the beneficial owner certifies.

         If you are a bank, you may wish to follow your usual procedures and furnish the beneficial owner's proxy card to the beneficial owner for return directly to Smucker's transfer agent. The beneficial owner will then complete the certification before returning the card.

         TYPICALLY, OUR CLASS B COMMON SHARES ARE NON-VOTING AND WE INSTRUCT YOU NOT TO DELIVER PROXY CARDS TO HOLDERS OF CLASS B COMMON SHARES. AT THIS YEAR'S ANNUAL MEETING, HOWEVER, THE CLASS B COMMON SHARES WILL BE ENTITLED TO VOTE ON ONE MATTER. THEREFORE, WE HAVE DEVISED SEPARATE VOTING CARDS FOR THE CLASS A AND CLASS B COMMON SHARES AND LABELED THE CARDS ACCORDINGLY. PLEASE DISTRIBUTE THE APPROPRIATE CARDS TO THE HOLDERS OF CLASS A AND CLASS B COMMON SHARES. HOLDERS OF BOTH CLASS A AND CLASS B COMMON SHARES SHOULD RECEIVE BOTH CARDS. PLEASE NOTE THAT NONE OF THE CLASS B COMMON SHARES ARE ENTITLED TO TEN VOTES, AND THEREFORE NO CERTIFICATION IS INCLUDED ON THE CLASS B PROXY CARD.